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                                                                    EXHIBIT 10.1
                                                                    ------------


                  SUPPLEMENTAL SCHEDULE OF OFFICER WHO BECAME
                    A PARTY TO AN INDEMNIFICATION AGREEMENT
                          EFFECTIVE SEPTEMBER 4, 1996


Signatory                                             Capacity
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Dan Finkelman                                         Executive Officer